UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	June 19, 2015

American Tax Credit Trust, a Delaware statutory business trust Series I
(Exact name of registrant as specified in its charter)

Delaware	0-24600	06-6385350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Richman American Credit Corp. 340 Pemberwick Road Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 869-0900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  Departure of Directors or Certain Officers

On June 19, 2015, David Salzman resigned his position as Chief Executive Officer (President) of Richman American Credit Corp., manager of Registrant.

(c) Appointment of Certain Officers

On June 19, 2015, Brian Myers was appointed Chief Executive Officer (President) of Richman American Credit Corp., manager of Registrant.  Mr. Myers receives no compensation from Registrant or Richman American Credit Corp.

For the past eighteen years, Mr. Myers has served as the President of Richman Asset Management, Inc., an affiliate of Richman American Credit Corp., and is responsible for the overall asset management operations in connection with Registrant’s investment in Local Partnerships.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2015

AMERICAN TAX CREDIT TRUST,
a Delaware statutory business trust
Series I

By:  Richman American Credit Corp.,
Manager

By:  /s/James Hussey
Name:  James Hussey
Title:   Chief Financial Officer